ASSET UNDER DEVELOPMENT	12 Months Ended
Dec. 31, 2019
Extractive Industries [Abstract]
ASSET UNDER DEVELOPMENT

15.	ASSET UNDER DEVELOPMENT

(in thousands of $)	2019	2018
As of January 1	20,000	1,177,489
Additions	372,849	118,942
Transfer to vessels and equipment, net (note 16)	—	(1,296,431)
Transfer from vessels and equipment, net (note 16)	—	20,000
Transfer from other non-current assets (note 17)	31,048	—
Interest costs capitalized	10,351	—
As of December 31	434,248	20,000

In May 2018, upon the completion of the Hilli FLNG conversion and commissioning, we reclassified $1,296 million to "Vessels and equipment, net" in our consolidated balance sheet as of December 31, 2018.

In December 2018, we entered into agreements with Keppel for the conversion of the Gimi to a FLNG and consequently reclassified the carrying value of the Gimi of $20.0 million from "Vessels and equipment, net" to "Asset under development".

In February 2019, Golar entered into an agreement with BP for the employment of a FLNG unit, Gimi, to service the Greater Tortue Ahmeyim project for a 20-year period expected to commence in 2022.

In April 2019, we issued the shipyard with a Final Notice to Proceed with conversion works that had been initiated under the Limited Notice to Proceed. We also completed the sale of 30% of the total issued ordinary share capital of Gimi MS Corp to First FLNG Holdings (see note 5). The estimated conversion cost of the Gimi is approximately $1.3 billion.
As of December 31, 2019, the estimated timing of the outstanding payments in connection with the Gimi conversion are as follows:

(in thousands of $)
Period ending December 31,
2020	349,246
2021	218,704
2022	242,985
2023	102,686
913,621

$700 million facility
In October 2019, we entered into a $700 million facility agreement with a group of lenders to finance the conversion and operations of the Gimi conversion with the first drawdown completed in November 2019 (see note 18).